Fees Summary	Jul. 13, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 183,727,852.12
Previously Paid Amount	24,373.79
Total Fee Amount	25,372.82
Total Offset Amount	0
Net Fee	$ 999.03